Exhibit 10.36

Execution Version

SECOND AMENDMENT TO

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

INTERNATIONAL SENIOR LOAN PROGRAM, LLC

This Second Amendment, made and entered into as of December 13, 2023, by the parties signatory hereto (this “Amendment”), amends that certain Amended and Restated Limited Liability Company Agreement of International Senior Loan Program, LLC, a Delaware limited liability company (the “Company”), dated as of February 9, 2021 and amended on September 8, 2021 (the “Existing Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Existing Agreement.

1.
Section 3.2(c) of the Existing Agreement is hereby amended and restated as follows:

“Unless otherwise agreed by the Members, BCSF shall maintain a 63% or greater interest in the Company (measured by its Proportionate Share, Capital Contributions and ownership of Subordinated Notes).”

2.
The following paragraph (i) is added as new paragraph under Section 7.1 of the Existing Agreement:

“(i) Except with regard to a transfer being made in accordance with Section 7.1(g), if any Member (a “Tag Offering Member”) proposes to Transfer any of its interest in the Company to an unaffiliated third party (the “Proposed Transferee”) and such Transfer is approved by the Committee in accordance with Section 7.1(a) (a “Tag-Along Sale”), such Tag Offering Member shall provide written notice not less than twenty-five (25) business days prior to such proposed Transfer (the “Transfer Notice”) to the Company. Such Transfer Notice shall identify the proposed purchaser, the interests proposed to be sold, the proposed form and amount of consideration offered, the proposed closing date and any other material terms and conditions of the proposed Transfer. Promptly upon the receipt of such Transfer Notice, the Company shall provide each other Member the right (the “Tag-Along Right”), exercisable as set forth below, to sell, in the proposed Transfer, a portion of its interests equal to its Proportionate Share of the interests to be sold by the Tag Offering Member on the same terms and conditions as apply to the Transfer by the Tag Offering Member in the applicable Tag-Along Sale. The Tag-Along Right shall be exercised by a Member (the “Participating Tag-Along Member”, and together with the Tag Offering Member, the “Tag-Along Members”) delivering written notice to the Company within fifteen (15) business days after receipt of the Transfer Notice (the “Tag-Along Notice”), which notice shall state the number of interests that the transferring Member requests to include in such Tag-Along Sale. The offer of each Tag-Along Member set forth in its Tag-Along Notice shall be irrevocable and, to the extent such offer is accepted, shall be binding on such Tag-Along Member. The Tag Offering Member shall use reasonable efforts to

Exhibit 10.36

Execution Version

include in the Tag-Along Sale all of the interests that the Participating Tag-Along Members have offered to sell pursuant to their Tag-Along Notices, it being understood that the Proposed Transferee shall not be required to purchase any interests in excess of the interests set forth in the Transfer Notice. In the event the Proposed Transferee elects to purchase less than all of the interests sought to be sold by the Tag-Along Members in the Tag-Along Sale, the number of interests to be sold to the Proposed Transferee by the Tag-Along Members shall be reduced pro rata in proportion to the interest percentage each such Tag-Along Member proposed to sell in such Tag-Along Sale so that the aggregate number of interests to be sold by the Tag-Along Members collectively equals the aggregate number of interests that the Proposed Transferee is willing to purchase (which in no event may be less than the number of interests set forth in the Transfer Notice).”

3.
The text following 7.2 of the Existing Agreement is hereby amended to be Section 7.2(a), and the following paragraph (b) is hereby added as a new Section 7.2(b) of the Existing Agreement:

“Notwithstanding the foregoing and subject to Section 3.2(c) of this Agreement, Pantheon shall have the right to cause the Company to redeem up to 5% of each Pantheon Member’s Entire Interest each calendar year at a price equal to the fair market value thereof as determined by the Committee, and BCSF shall have the right to cause the Company to redeem up to 5% of BCSF Entire Interest each calendar year at a price equal to the fair market value thereof as determined by the Committee; provided, that in connection with any such redemption, the outstanding balance of each redeeming Member’s Subordinated Notes shall be automatically reduced by the same percentage.”

4.
Schedule A of the Existing Agreement is deleted in its entirety and replaced with Schedule A hereto.
5.
Any reference in the Existing Agreement to the term “Agreement” is deemed to refer to both the Existing Agreement as well as the Existing Agreement, as amended by this Amendment. Except as amended by this Amendment, the Existing Agreement remains in full force and effect. Execution and delivery of this Amendment shall not constitute or be deemed to be a waiver by the undersigned of any rights that such party may have under the Existing Agreement or an agreement by the undersigned party that any of the conditions to such party’s obligations under the Existing Agreement have been satisfied or waived. This Amendment may be executed in any number of counterparts with the same effect as if the signatures thereto were upon one instrument. This Amendment shall be governed by, and construed in accordance with, the law of the State of Delaware.

[Remainder of page intentionally left blank. Signature page follows.]

Exhibit 10.36

Execution Version

IN WITNESS WHEREOF, the Members have caused this Amendment to be executed and delivered as of the date first above written.

BAIN CAPITAL SPECIALTY FINANCE, INC.

By:	/s/ Michael A. Ewald
Name: Michael Ewald
Title: CEO

[Signature Page to the Second Amendment to the LLC Agreement]

Exhibit 10.36

Execution Version

PANTHEON PRIVATE DEBT PROGRAM SCSp SICAV – RAIF IN RESPECT OF ITS COMPARTMENT PANTHEON SENIOR

DEBT SECONDARIES II (USD)

By: Pantheon Ventures (Ireland) DAC, its investment manager

By: Pantheon Ventures (UK) LLP, its portfolio manager

By:	/s/ Toni Vainio
Name: Toni Vainio
Title: Partner

SOLUTIO PREMIUM Private Debt I SCSp
By: Pantheon Ventures (Ireland) DAC, its investment manager By: Pantheon Ventures (UK) LLP, its portfolio manager
By:	/s/ Toni Vainio
Name: Toni Vainio
Title: Partner

solution premium private debt iimaster scsp
By: Pantheon Ventures (Ireland) DAC, its investment manager By: Pantheon Ventures (UK) LLP, its portfolio manager
By:	/s/ Toni Vainio
Name: Toni Vainio
Title: Partner

PANTHEON PRIVATE DEBT PROGRAM SCSP SICAV-RAIF IN RESPECT OF ITS COMPARTMENT TUBERA CREDIT 2020

[Signature Page to the Second Amendment to the LLC Agreement]

Exhibit 10.36

Execution Version

By: Pantheon Ventures (Ireland) DAC, its investment manager By: Pantheon Ventures (UK) LLP, its portfolio manager
By:	/s/ Toni Vainio
Name: Toni Vainio
Title: Partner

PANTHEON PRIVATE DEBT PROGRAM SICAV-RAIF IN RESPECT OF PANTHEON SENIOR DEBT SECONDARIES II (EUR)
By: Pantheon Ventures (Ireland) DAC, its investment manager By: Pantheon Ventures (UK) LLP, its portfolio manager
By: /s/ Rakesh Jain
Name: Rakesh Jain
Title: Attorney in the United States
PANTHEON PRIVATE DEBT PROGRAM SICAV-RAIF IN RESPECT OF PANTHEON SENIOR DEBT SECONDARIES III (GBP)
By: Pantheon Ventures (Ireland) DAC, its investment manager By: Pantheon Ventures (UK) LLP, its portfolio manager
By: /s/ Rakesh Jain
Name: Rakesh Jain
Title: Attorney in the United States

[Signature Page to the Second Amendment to the LLC Agreement]

Exhibit 10.36

Execution Version

Schedule A

Capitalization

Member	Class	Capital Commitment	Capital Contribution to be Funded	Total Capital Contributions	Subordinated Notes (Advanced)	Proportionate Share
BCSF
Bain Capital Specialty Finance, Inc.	USD	$63,572,954.12	$1,250,000	$62,079,310.05	$190,728,644.07	64.03%
Pantheon
Pantheon Private Debt Program SCSp SICAV – RAIF - Pantheon Senior Debt Secondaries II (USD)	USD	$3,478,959.80	--	$2,819,979.36	$10,429,987.51	3.50%
Pantheon Private Debt Program SCSp SICAV – RAIF - Tubera Credit 2020	USD	$4,454,961.06	--	$3,610,898.74	$13,358,574.99	4.49%
Solutio Premium Private Debt I SCSp	Euro	$4,844,731.53	--	€3,442,423.97	€12,846,986.55	4.48%
Solutio Premium Private Debt II Master SCSp	Euro	$13,200,333.65	--	€9,378,167.43	€35,031,963.85	12.21%
Pantheon Private Debt Program SCSp SICAV-RAIF – Pantheon Senior Debt Secondaries II (EUR)	Euro	$4,603,699.50	€4,262,684.72	€4,262,684.72	€12,788,054.17	4.65%
Pantheon Private Debt Program SCSp SICAV-RAIF – Pantheon Senior Debt Secondaries III (GBP)	USD	$6,646,300.50	$6,646,300.50	$6,646,300.50	$19,938,901.50	6.65%

A-1